Exhibit 99.1

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Annual Report on Form 11-K of the 21st Century Insurance Company Savings and Security Plan (the "Plan") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, the President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of 21st Century Insurance Group, hereby certifies, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the net assets available for benefits and the changes in net assets available for benefits of the Plan.


Dated:  June  30,  2003


/s/  Bruce  Marlow
-----------------------------------------

President  and  Chief  Executive  Officer


/s/  Carmelo  Spinella
-----------------------------------------

Senior  Vice  President  and
Chief  Financial  Officer



/s/  John  M.  Lorentz
-----------------------------------------

Controller


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